Exhibit 99.2

Advent Software, Inc. Third Quarter 2010 Earnings Highlights for Continuing Operations October 25, 2010 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Continuing Operations Guidance and other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known, and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, Axys® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2009 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q310 Continuing Operations Highlights Annual Contract Value of term license & OnDemand contracts of $7.6M Up 12% from Q309 Revenue of $72.0M Up 13% from Q309 86% of revenue is recurring, down 1 point from Q309 15% of revenue is international, up 2 points from Q309 GAAP & Non-GAAP Operating Margins of 14% and 22% respectively Operating cash flow of $21.6M Up 9% from Q309 Repurchased approximately 32K shares Average price of $45.89 per share

ADVS Q310 Continuing Op’s Financial Highlights Metric Q309 Q310 $ +/- % +/- Annual Contract Value (including term license and OnDemand contracts) ($M) $6.8 $7.6 $0.8 12% Revenue ($M) $63.8 $72.0 $8.2 13% Operating Cash Flow ($M) $19.8 $21.6 $1.8 9% GAAP Operating Margin 9.2% 13.5% 4.3 pts 47% GAAP Diluted EPS $0.15 $0.22 $0.07 47% Non-GAAP Operating Margin1 19.3% 21.9% 2.6 pts 13% Non-GAAP Diluted EPS1 $0.30 $0.38 $0.08 27% 1 See reconciliation of GAAP to Non-GAAP measures on slide #14 * Totals may not foot due to rounding

ADVS Annual Contract Value Including OnDemand Contracts ($M) $28 $28 $25.6 Includes Advent OnDemandSM Contracts * Totals may not foot due to rounding ACV = Annual Contract Value Includes Advent OnDemand Contracts Annual Contract Value by Quarter Q109 Q209 Q309 Q409 Q110 Q210 Q310 ACV of terms license contracts ($M) 3.3 3.6 6.0 8.9 ACV of OnDemandSM contracts ($M) 1.1 0.7 0.8 1.1 ACV of term license and OnDemandSM contracts ($M) 4.4 4.3 6.8 10.0 7.3 6.5 7.6 $2 $7 $20 $21.4 YTD

ADVS Continuing Operations Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) * Totals may not foot due to rounding $160 $140 $120 $100 $80 $60 $40 $20 $- 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 9/30/10 $57 $17 $77 $43 $111 $99 $141 $152 $146 $100 $142

ADVS Continuing Operations Sustainably Growing Revenue ($M) 86% of Q3 2010 revenue from recurring sources $192 $238 +24% $149 $163 +18% +10% +9% * Totals may not foot due to rounding $300 $250 $200 $150 $100 $50 $- 2005 2006 2007 2008 2009 2010 Q1 Revenue Q2 Revenue Q3 Revenue Q4 Revenue $260 $208 YTD +8%

ADVS Continuing Operations Composition of Deferred Revenue ($M) $111 $141 $146 $57 $77 * Totals may not foot due to rounding $142 $- $20 $40 $60 $80 $100 $120 $140 $160 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 9/30/10 Perpetual License/Maintenance Term Implementations Term License Other Recurring

ADVS Continuing Operations Operating Cash Flow ($M) $58 $70 $33 $40 $72 Quarterly continuing operations data unavailable prior to 2008 * Totals may not foot due to rounding 0 10 20 30 40 50 60 70 80 $52 YTD 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 9/30/10 Q1 OCF Q2 OCF Q3 OCF Q4 OCF

ADVS Q310 Continuing Operations Revenue Components ($M) Q309 Q310 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $55.3 $62.0 $6.7 12% Term License Revenue $24.3 $28.2 $3.9 16% Perpetual Maintenance $18.7 $18.1 ($0.6) (3%) Other Recurring $12.4 $15.7 $3.3 27% Perpetual License Revenue $2.4 $2.8 $0.4 17% AUA Fee Revenue $1.2 $1.5 $0.3 25% Other Perpetual License Revenue $1.2 $1.3 $0.1 8% Professional Services & Other Revenue1 $6.1 $7.3 $1.2 20% Total Revenue $63.8 $72.0 $8.2 13% * Totals may not foot due to rounding 1Q310 includes approximately $1M in user conference revenues (no physical conference in Q309)

ADVS Continuing Operations Renewal Rates Q108-Q210 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year Initial renewal/run rate Updated renewal/run rate 0% 20% 40% 60% 80% 100% 120% Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 104% 109% 103% 103% 101% 98% 98% 93% 88% 85% 90% 87% 89% 89% 92% 89% 95% 90% 91%

ADVS Q310 Continuing Operations Income Statement Highlights 1 See reconciliation of GAAP to Non-GAAP measures on slide #14 Q309 Q310 $ +/- % +/- Total Revenue ($M) $63.8 $72.0 $8.2 13% GAAP Gross Profit ($M) $42.8 $48.8 $6.0 14% GAAP Gross Margin 67% 68% 1 point 1% GAAP Income from Operations ($M) $5.8 $9.7 $3.9 67% GAAP Operating Margin 9.2% 13.5% 4.3 points 47% GAAP Net Income ($M) $3.9 $6.0 $2.1 54% GAAP Net Income (%) 6.1% 8.3% 2.2 points 36% GAAP Diluted EPS ($) $0.15 $0.22 $0.07 47% Non-GAAP Income from Operations ($M)1 $12.3 $15.7 $3.4 28% Non-GAAP Operating Margin1 19.3% 21.9% 2.6 points 13% Non-GAAP Diluted EPS ($) 1 $0.30 $0.38 $0.08 27% Headcount (In Q409 51 engineers/support contract staff converted to employees in our Beijing facility and in Q210 7 employees were added in conjunction with the Goya acquisition; therefore Q310 shows a net addition of 24 headcount year over year) 955 1,037 82 9% ) * Totals may not foot due to rounding

ADVS 2010 Continuing Operations Guidance Guidance Q410 FY10 Total Revenue ($M) $72M - $74M $280M - $282M YoY Revenue Growth 9% - 12% 8% - 9% GAAP Operating Margin 11% - 12% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 7% - 8% Non-GAAP Operating Margin1 20% - 21% Operating Cash Flow ($M) $77M - $82M YoY Operating Cash Flow Growth 6% - 13% Capital Expenditures, incl. cap’d SW devel. ($M) $18M - $20M Weighted Average Shares Outstanding Growth2 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% 1 See reconciliation of GAAP to Non-GAAP guidance on slide #15 2 Excluding the impact of any share repurchase

Reconciliation of GAAP to Non-GAAP Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 48,815 $ 68% 9,733 $ 14% 5,981 $ Amortization of acquired developed technology 845 845 845 Amortization of other acquired intangibles - 331 331 Stock-based compensation - cost of revenues 760 760 760 Stock-based compensation - operating expenses - 4,050 4,050 Restructuring charges - 26 26 Income tax adjustment for non-GAAP (1) - - (1,653) Non-GAAP 50,420 $ 70% 15,745 $ 22% 10,340 $ Diluted net income per share GAAP 0.22 $ Non-GAAP 0.38 $ Shares used to compute diluted net income per share 27,116 Gross Gross Operating Operating Net Margin Margin % Income Income % Income GAAP 42,753 $ 67% 5,837 $ 9% 3,902 $ Amortization of acquired developed technology 782 782 782 Amortization of other acquired intangibles - 438 438 Stock-based compensation - cost of revenues 834 834 834 Stock-based compensation - operating expenses - 4,364 4,364 Restructuring charges - 36 36 Income tax adjustment for non-GAAP (1) - - (2,493) Non-GAAP 44,369 $ 70% 12,291 $ 19% 7,863 $ Diluted net income per share GAAP 0.15 $ Non-GAAP 0.30 $ Shares used to compute diluted net income per share 26,630 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended September 30, 2010 and 2009, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes. Three Months Ended September 30, 2009 for Continuing Operations ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Three Months Ended September 30, 2010 for Continuing Operations

Reconciliation of GAAP to Non-GAAP Guidance Pending Finalization Advent Software, Inc. Reconciliation of Projected Continuing Operations’ GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America. Twelve Months Ended December 31, 2010 Continuing Operations Operating Income % Projected GAAP 11% to 12% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 7% to 8% Projected non-GAAP 20% to 21%